UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2014

NEWPORT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

(949) 863-3144

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)                                 On December 17, 2014, the Board of Directors (the “Board”) of Newport Corporation (the “Company”) appointed Siddhartha C. Kadia, Ph.D. as a member of the Board, effective immediately.  Dr. Kadia has not yet been appointed as a member of any committee of the Board; however, he is expected to be appointed to the Audit Committee.  Dr. Kadia is an “independent director” as defined by Rule 5605(a)(2) of the Nasdaq Listing Rules.

For his service on the Board, Dr. Kadia will receive the regular cash compensation paid and equity compensation awarded by the Company to non-employee directors as described under the heading “Director Compensation” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 9, 2014 in connection with its 2014 Annual Meeting of Stockholders.  In addition, the Company will enter into an Indemnification Agreement with Dr. Kadia, in substantially the form previously filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ended June 30, 2002, filed with the Securities and Exchange Commission on August 12, 2002.

A copy of the press release issued by the Company announcing the appointment of Dr. Kadia as a director is attached to this report as Exhibit 99.1.

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)                                 On December 17, 2014, the Board of Directors of the Company adopted a Certificate of Amendment to the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”), which amends Section 2 of Article III of the Amended and Restated Bylaws to change the authorized number of directors of the Company from eight (8) directors to seven (7) directors.  The Board believes that a board of seven (7) members is an appropriate size for the Company.

A copy of the Amended and Restated Bylaws, as amended, is attached to this report as Exhibit 3.1.

Item 9.01 — Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of the Company, as adopted by the Board of Directors of the Company effective as of August 16, 2010 and amended on December 17, 2014.

99.1	Press release issued by the Company dated December 19, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT CORPORATION

Date: December 19, 2014	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and
Corporate Secretary

Exhibit Index

Exhibit Number	Description

3.1	Amended and Restated Bylaws of the Company, as adopted by the Board of Directors of the Company effective as of August 16, 2010 and amended on December 17, 2014.

99.1	Press release issued by the Company dated December 19, 2014.